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                                                          EXHIBIT 10.58


                    Amendment No. 2 to Employment Agreement
                    Ronald S. Roman and Celadon Group, Inc.


     Paragraph 1 of this employment agreement dated October 1, 1996 has been amended to increase the annual base salary of Mr. Roman to $200,000, effective July 1, 1998.

     Signed this 5th day of May, 1998.

/s/ Stephen Russell                      /s/ Ronald S. Roman
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Chairman                                 Ronald Roman